UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2011

BUCKEYE TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	33-60032	62-1518973
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1001 Tillman Street, Memphis, Tennessee                                                                                                      38112
(Address of Principal Executive Offices)                                                                                                     (Zip Code)

Registrant's telephone number, including area code: (901) 320-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.	OTHER EVENTS.

Item 8.01.	Other Events.

Buckeye Technologies Inc. (the “Company”) is filing this Current Report on Form 8-K for the sole purpose of re-filing (1) the Amended and Restated Credit Agreement, dated July 25, 2007, among the Company, Bank of America NA, Banc of America Securities LLC, Citizens Bank of Pennsylvania, Cobank, ACB, Regions Bank and the other lenders party thereto (the “2007 Credit Agreement”); and (2) the Second Amended and Restated Credit Agreement, dated October 22, 2010 among the Company, the Subsidiary Guarantors named therein, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, the other lenders party thereto, and Citizens Bank of Pennsylvania as Syndication Agent, Banc of America Securities LLC, as Joint Lead Arranger and Sole Book Manager and J.P. Morgan Securities LLC, and Regions Capital Markets, A Division of Regions Bank as Joint Lead Arrangers (the “2010 Credit Agreement”), including all schedules and exhibits thereto, to include information in the schedules to the 2007 Credit Agreement and the 2010 Credit Agreement for which the Company no longer seeks confidential treatment pursuant to applications requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

SECTION 9.	FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 13, 2011	BUCKEYE TECHNOLOGIES INC.

By:	/s/ Steven G. Dean
Steven G. Dean
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement dated July 25, 2007 (including all schedules and exhibits)

10.2	Second Amended and Restated Credit Agreement dated October 22, 2010 (including all schedules and exhibits)